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Exhibit 10.8

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Purpose:

To establish minimum policy regarding executive level "double trigger change of control" provisions for members of the executive management team.

Definitions:

Double trigger change of control: Defined as in the event of a change of control of RightNow and change or loss of your position within the 12 months following the change of control. See detailed definitions of change of control and change or loss of position in individual option agreements.

Executive management: Vice President or higher and reports to the CEO

Policy:

Executive Management (other than the Chief Executive Officer) shall:

  1)
  Receive a minimum of six months severance in the form of salary continuation in the amount of their then current total compensation (base plus incentive);

  2)
  Accelerated vesting of options for any option grants subsequent to effective date.

Chief Executive Officer shall:

  1)
  Receive a minimum of twelve months severance in the form of salary continuation in the amount of their then current total compensation (base plus incentive);

  2)
  Accelerated vesting of options for any option grants subsequent to effective date.

Effective date: April 20, 2004

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  Exhibit 10.8